Exhibit 99.2

This presentation and other CHS Inc. publicly available presentations contain, and CHS officers and representatives may from time to time make, “forward–looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Report Act of 1995. Forward–looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward–looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward–looking statements. Therefore, you should not rely on any of these forward– looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward–looking statements are discussed or identified in CHS public filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10–K for the fiscal year ended August 31, 2015. Any forward–looking statements made by CHS in this presentation are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to publicly update any forward–looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. © 2015 CHS Inc. DISCLOSURE STATEMENT

CARL CASALE President & CEO “Say what you’ll do, do what you say” © 2015 CHS Inc.

© 2015 CHS Inc.

-------------© 2015 CHS Inc.

© 2015 CHS Inc.

Commitment © 2015 CHS Inc.

Commitment epitomizes our deeply held rural values. SAY WHAT YOU’LL DO & THEN DO WHAT YOU SAY © 2015 CHS Inc.

© 2015 CHS Inc.

1 LAUREL, MONTANA WELCOME MCPHERSON, KANSAS © 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

INVESTED $2 Billion © 2015 CHS Inc.

© 2015 CHS Inc.

1,500 locations Increased propane infrastructure Stronger lubricants Dbeupseinndeasbsle distribution Successful Automated Delivery Fuel © 2015 CHS Inc.

CHS © 2015 CHS Inc.

CONNECTING OUR U.S. INPUTS SUPPLY AND OUTPUTS MARKETING OPERATIONS WITH OUR OWN © 2015 CHS Inc.

·..:.... CHS © 2015 CHS Inc.

ITMENT ©201 5 CHS Inc.

ASIA-PACIFIC © 2015 CHS Inc.

SERVING FARMERS GLOBALLY 750 MEMBER COOPERATIVES © 2015 CHS Inc.

© 2015 CHS Inc.

SAY DO WHAT YOU’LL DO AND WHAT YOU SAY $2.8 BILLION © 2015 CHS Inc.

----© 2015 CHS Inc.

----© 2015 CHS Inc.

FOOD INGREDIENTS © 2015 CHS Inc.

EXPANDED PRODUCTION © 2015 CHS Inc.

FOOD FOOD SERVICE MANUFACTURERS ANNIVERSARY 20TH © 2015 CHS Inc.

MMITMENT > Ardent Mills. Nourishing what's next. © 2015 CHS Inc.

••••• • •COMMITMENT > Ardent Mills. Nourishing what's next. © 2015 CHS Inc.

COMMITMENT © 2015 CHS Inc.

© 2015 CHS Inc.

$11 BILLION © 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

1,100 COOPERATIVE-OWNERS 500,000 LOCAL PRODUCER-OWNERS 75,000 CHS PRODUCER-OWNERS © 2015 CHS Inc.

Providing member cooperatives choices with © 2015 CHS Inc.

Providing member cooperatives choices with Choosing to work with us formally © 2015 CHS Inc.

Providing member cooperatives choices with Choosing to work with us formally fully Becoming part of CHS through Country Operations © 2015 CHS Inc.

Providing member cooperatives choices with Choosing to work with us formally fully Becoming part of CHS through Country OGpievriantgiyoonus choices for opportunity © 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

§.l'lemoglhi'COOC>l'fltiwve --pr SM'Idl Mt'ioudytndw lh4' lingle n""l<nl in'COrtM>IInltietrvv .-nor'9..t.....wgmenl1 wog Ktongll:"'bJI•t""molt lpnonty S""'"!Not r be.._,mor•..rr.tt•ve1n tt\et regard C .<<refll ntiM.• von include • Aw•-bYildngpr<>gtllm5•t25\,lriiWO'SIII"through• {)ngolngC Irle OQPel'dii...........CQr'ller>t AtoJO....,. .-ndCHSFftfm ........1oftMY-• Supportlor :>0Pft'.111•.... toonorogtllml • Y x CHS f•l*oei'IU progr..,..,IOf )OC)!Wilt•ve :tnctors and wwleeden Build •warenau and loyalty among next geMntlon producerand employees Again tner.was drong ahgnmenc..-nong .-11 ow...-s!hat ad>OC.1illriQ t.:.the value )I1'-COOOtf'atove s)'Wem to PfO(II.JOtfs .-nd 15 c• ta to 1'-h..ture g.rowthand5UCC"$ ol the system. Part coPif'l'>ln the n Hall >ng5 FOICH Nt wewollbuildupOnCOtepr - h• suggested thrs wll\ •k.,-.notrai:IWP produc•nod C should eddress........ OQPer.al ves .-bo a role • Produ -:ionoi Crnag.ulnl lnwrtlnd ext-)llegetndmilitilryrecn )nQ xograrm • TwO adeS ""011'11y te te<tN-MdefF """' • CHS utute 40,)1r001'-.nlar9Kngi)I'OnloS.Ingr'I"'OIfftbtr )()pef'.a!OW1 end HS lutl..lre employHs Mid INders PattiCItl tJ e(t lhi$WIIS• part bycont toloo.rsoo • Ex uw tec:':'IOlogy • tn'l«oU n -vY ,.,_ lllf1ollz.,and food/food tol)efationssuchn-r1'!1(41n!$28bo ln ,....,.,.,..,st..oflerto oztorm.-nvf CFNtrogen • StratQo Kally oosotionedCSOmr..tc yl&<tzer.-nd gr.u •s to ""ow"""and r..ual Ametoca relwenl togloba' ,....."otts • c.m sten uU'I Ntronege.,.,eQUity ptoon dostt•butionl totaled$26btll0ft01o'!ff"1•• ,_..s. en.blng prodi,Jcer1o andCQOPel'af•ves to - n · - .. y • A. \trong VIQKefor CHS ow.-mong I«Seral and &t.-t• law andreoQ :\111 © 2015 CHS Inc.

© 2015 CHS Inc.

Tell cooperative value story Grow next generation of producers and employees Remain relevant in marketplace © 2015 CHS Inc.

PROUD PARTNER OF UNIVERSITY OF MINNESOTA ATHLETICS © 2015 CHS Inc.

“Co-ops engine are of the economic many rural communities.” © 2015 CHS Inc.

56% 37% CHSNET INCOME REVENUES © 2015 CHS Inc.

($ in millions) 1,000 800 600 400 200 - 2006 2007 2008 2009 2010 (200) Average earnings $680 million © 2015 CHS Inc. Energy Ag Corporate and Other

$ in millions 1,200 1,000 800 600 400 200 0 $1,110 2006-2010 Average 2011-2015 Average 2015 Energy Ag Corporate and Other © 2014 CHS Inc. $680 $768 PRETAX INCOME BY SEGMENT

© 2014 CHS Inc.

© 2014 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

Add value © 2015 CHS Inc.

Add value Relevant to You © 2015 CHS Inc.

Add value Relevant to You Relevant to member-owners © 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

1 2 Build and capture enterprise strength Capture leading-edge opportunities © 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

PREMIER AGRONOMY SUPPLIER Sustaining a our future for next generation of producers customers owners © 2015 CHS Inc.

Crop nutrients products Agronomic expertise 28% Data leverage © 2015 CHS Inc.

ITMENT © 2015 CHS Inc.

© 2015 CHS Inc.

E N T E R P R I S E R E S O U R C E P L A T F O R M © 2015 CHS Inc.

© 2015 CHS Inc.

SAY WHAT YOU’LL DO AND DOING WHAT YOU SAY. © 2015 CHS Inc.

3,200 EMPLOYEE LEADERSHIP EDUCATION DEVELOPMENT & © 2015 CHS Inc.

INTEGRITY & ACCOUNTABILITY OWNER FOCUS Leadership Expectations PEOPLE & TALENT FOCUS ENTERPRISE COLLABORATION © 2015 CHS Inc.

LEADERSHIP EXPECTATIONS © 2015 CHS Inc.

LEADERSHIP EXPECTATIONS © 2015 CHS Inc.

© 2015 CHS Inc.

Investment new refinery coker © 2015 CHS Inc.

Investment securesreturnstoowners © 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

ITMENT © 2015 CHS Inc.

DISCLOSURE STATEMENT

This presentation and other CHS Inc. publicly available presentations contain, and CHS officers and representatives may from time to time make, "forward–looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Report Act of 1995. Forward–looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Forward–looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward–looking statements. Therefore, you should not rely on any of these forward–looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward–looking statements are discussed or identified in CHS public filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10–K for the fiscal year ended August 31, 2015. Any forward–looking statements made by CHS in this presentation are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to publicly update any forward–looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

CHS

COMMITMENT

2015 CHS Annual Meeting

CHS

CARL CASALE

President & CEO

"Say what you'll do, do what you say"


CHS




ENTUM
Deliver Financial Strength
Develop Our People
CHS






Commitment
CHS
PRAIRIE

Commitment epitomizes our deeply held rural values.

SAY WHAT YOU'LL DO & THEN DO WHAT YOU SAY





CHS


2020 Vision


1
LAUREL,
WELCOME
RSON, KANSAS









INVESTED

2 Billion




1,500
locations

- Increased propane infrastructure
- Stronger lubricants business
- Dependable distribution
- Successful Automated Fuel Delivery

2





CONNECTING OUR U.S. INPUTS SUPPLY AND OUTPUTS MARKETING WITH OUR OWN OPERATIONS



MITMENT


CHS
Rocha







ASIA-PACIFIC







SERVING FARMERS GLOBALLY
750 MEMBER COOPERATIVES




COMMITMENT
SAY WHAT YOU'LL DO AND
DO WHAT YOU SAY
CF
$2.8 BILLION




AIRMAX
Precision 2



FOOD


R5

INGREDIENTS



OMMITMENT

EXPA

PRO





OMMITMENT

- FOOD SERVICE
- FOOD MANUFACTURERS

20TH ANNIVERSARY

CHS

OMMITMENT



Ardent Mills

Nourishing what's next.

CHS

COMMITMENT



Ardent Mills

Nourishing what's next.

COMMITMENT




CHS
Sunflower Seeds
ROASTED IN SHELL






$11 BILLION


YieldPoint
COMMITMENT







CHS





1,100 COOPERATIVE-OWNERS

500,000 LOCAL PRODUCER-OWNERS

75,000 CHS PRODUCER-OWNERS





Providing member cooperatives with choices



Providing member cooperatives with choices

Choosing to work with us formally



- Providing member cooperatives with choices
- Choosing to work with us formally
- Becoming fully part of CHS through Country Operations

CHS



- Providing member cooperatives with choices
- Choosing to work with us formally
- Becoming fully part of CHS through Country Operations
- Giving you choices for opportunity

COMMITMENT







COMMITMENT


CHS



Town Hall Meeting Report

CHS

Over four months this summer, nearly 500 owners attended 15 CHS Town Hall meetings across the country. While this was a chance for your CHS senior team to share updates and strategic direction, our primary goal was to hear from you and to talk openly about the future. I want to thank you for the time and insight you shared.

These meetings were valuable opportunities for each of us—producers, member cooperative leaders and CHS leaders—to talk about how we can work together to build a strong and prosperous future.

Our discussions were lively, thought provoking and underscored our deep mutual commitment to working together to build strong producers, strong member cooperatives and a strong CHS system. And while there were some regional differences, the input from participants was consistent across the gatherings.

We promised a report of the summer's discussions with thoughts on how CHS can act on your input. This summary captures common themes and provides you with a few examples of our work to date in these areas. We will continue to keep your input top of mind as we work on the initiatives to strengthen and grow our businesses.

Carl Casale

CHS Strategic Leadership Team: Shirley Cunningham, Jay Debertin, Lyndon Johnson, Tim Skidmore, Jim Zappa and Lisa Zell

Three central themes we heard:

We must work together to build awareness and pride in the cooperative value story

Sharing the cooperative value story ranked as the single most important initiative among all three segments—member cooperatives, producers and CHS—with owners suggesting it is by far the most important priority. CHS takes that responsibility seriously and will explore ways to be even more effective in that regard. Current initiatives include:

- Awareness-building programs at 25 universities through Ag Day sponsorships and CHS Farm Families of the Year
- Your CHS Experience program for cooperative directors and new leaders
- Ongoing C magazine cooperative value content
- Support for cooperative education programs

Build awareness and loyalty among next generation producers and employees

Again, there was strong alignment among all owners that advocating for the value of the cooperative system to younger producers and employees is critical to the future growth and success of the system. Participants in the Town Hall meetings suggested this was a key initiative producers and CHS should address, while member cooperatives also play a role. For CHS, that means we will build upon core programs such as:

- Two decades of highly respected New Leader Forums
- CHS Future 40 program targeting promising member cooperatives and CHS future employees and leaders
- Production of annual C magazine careers insert and extensive college and military recruiting programs

Remain relevant—we must "run faster than the farmer"

Participants suggested this was a particularly important role for member cooperatives. CHS can support the cooperatives by continuing to focus on:

- Expanded use of technology
- Investments in energy, grains, fertilizer and food/food ingredient operations such as our recent $2.8 billion in ownership share of fertilizer manufacturer CF Nitrogen
- Strategically positioned domestic energy, fertilizer and grain assets to keep owners and rural America relevant to global markets
- Consistent cash patronage and equity redemption distribution that has totaled $1.6 billion over six years, enabling producers and member cooperatives to remain relevant locally
- A strong voice for CHS owners among federal and state lawmakers and regulators











BUILD AWARENESS AND PRIDE

Tell cooperative value story

Grow next generation of producers and employees

Remain relevant in marketplace



PROUD PARTNER OF
UNIVERSITY OF MINNESOTA
ATHLETICS


WHAT CHANGES DO YOU
SEE COMING IN AGRICULTURE?

Proud Partner of Oklahoma State Athletics


Can you share a little information about
your farm operation?


"Co-ops are the economic engine of many rural communities."


CHS NET INCOME
56%
REVENUES
37%



($ in millions)
1,000
800
600
400
200
-
(200)
Energy
Ag
Corporate and Other
2006
2007
2008
2009
2010
Average earnings $680 million

PRETAX INCOME BY SEGMENT

$ in millions



1,200
1,000
800
600
400
200
0
$680
$1,110
$768
2006-2010 Average
2011-2015 Average
2015
Energy
Ag
Corporate and Other










CHS





Add value



Add value

Relevant to You



Add value

Relevant to You

Relevant to member-owners




CHS





1 Build and capture enterprise strength

2 Capture leading-edge opportunities




WESTEEL




PREMIER AGRONOMY SUPPLIER

Sustaining a future for our next generation of

- producers
- customers
- owners

Crop nutrients products

Agronomic expertise

Data leverage


WEST CENTRAL
28%

COMMITMENT





CHS UNITED

BUSINESS TRANSFORMATION
ENABLED BY TECHNOLOGY


ENTERPRISE RESOURCE PLATFORM





SAY WHAT YOU'LL DO AND
DOING WHAT YOU SAY.
CHS



3,200

EMPLOYEE EDUCATION
& LEADERSHIP DEVELOPMENT


INTEGRITY &
ACCOUNTABILITY
OWNER
FOCUS
CHS
Leadership
Expectations
PEOPLE &
TALENT FOCUS
ENTERPRISE
COLLABORATION



LEADERSHIP EXPECTATIONS



LEADERSHIP EXPECTATIONS





CHS


COMMITMENT

Investment

new refinery coker



COMMITMENT

COMMITMENT


CF

Investment

ecures returns to owners


COMMITMENT







COMMITMENT




CHS





CHS